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Securities and Exchange Commission
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SCHEDULE 14A
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SYNALLOY CORPORATION
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Synalloy Responds to Misleading Press Release from Privet and UPG

Synalloy Will Only Allocate Votes to Five of Its Nominees, Ensuring Privet and UPG Will Elect Three Directors to Synalloy’s Eight-Person Board at the Annual Meeting

Synalloy’s Board Will Also Appoint a New Chairman Immediately After the Annual Meeting

RICHMOND, VA (BUSINESS WIRE) - June 19, 2020 - Synalloy Corporation (Nasdaq: SYNL) (“Synalloy” or the “Company”) today reiterated that it intends to cumulate votes for just five of its nominees at this year’s Annual Meeting of Shareholders, allowing three of the candidates nominated by Privet Fund Management LLC and UPG Enterprises LLC (“Privet” and “UPG,” and together, the “Dissident Group”) to be elected at the Annual Meeting of Shareholders to fill the remaining seats on Synalloy’s eight-person Board of Directors (the “Board”).

Shareholders who vote on Synalloy’s BLUE proxy card will be voting for a Board that would consist of incumbent directors Craig Bram, Susan Gayner, Henry Guy, Jeff Kaczka and Amy Michtich and the three nominees for whom the Dissident Group cumulates its votes (the “Blue Card Compromise”). This eight person Board, consisting of five incumbent directors and three Dissident Group directors, would be seated as soon as the election is certified. None of the incumbent directors expects to, nor intends to, increase the size of the Board beyond eight members without the unanimous consent of the new Board.

The Dissident Group’s cynical and misleading press release on June 18, 2020 suggests that Synalloy does not intend to fulfill its public commitment to cumulate its votes for five directors only. This is simply not true. The Dissident Group’s press release is a transparent attempt to sow doubt where there is none and to cajole shareholders into voting for a change in the majority of the Board when there is no rationale for doing so. As noted by Institutional Shareholder Services Inc. (“ISS”), one of the proxy advisory firms, the Dissident Group has made a case for only modest change. The Blue Card Compromise accomplishes this modest change and, in fact, achieves more change than that recommended by ISS - ISS recommended just two directors from the Dissident Group.

Synalloy reminds shareholders that any vote on the Dissident Group’s card can be cumulated by the Dissident Group and will likely have the unintended effect of helping the Dissident Group elect more than three directors. Importantly, the Dissident Group has said that if it elects all five of its candidates, it intends to replace Synalloy’s successful CEO with one of its nominees - Chris Hutter, who has no public company management experience whatsoever, no discernible track record as a CEO, and who has refused to provide any objective measures of his performance as an executive - and to “integrate” Synalloy with UPG, an entity about which little is known. UPG and Mr. Hutter have refused to provide information in their possession and control about their own performance.

The Blue Card Compromise is a better outcome for shareholders: a refreshed Board that can evaluate the Dissident Group’s suggestions without allowing the Dissident Group to immediately replace Synalloy’s CEO with an unproven and unknown candidate and to “integrate” Synalloy with UPG - a member of the Dissident Group - on undisclosed terms.

Recommends Stockholders
Sign, Date and Promptly Return the enclosed BLUE Proxy Card

Accordingly, Synalloy recommends all shareholders vote on the Company’s BLUE proxy card to ensure proportional representation by Privet and UPG and the Blue Card Compromise of five incumbent directors and three Dissident Group directors.

Please Sign, Date and Promptly Return the BLUE Proxy Card
The Board urges you to carefully consider the information contained in the Company’s proxy materials in connection with the 2020 Annual Meeting of Shareholders and cast your vote on the BLUE proxy card.

•	DO NOT return the white proxy card sent to you by the Dissident Group

•	DO NOT vote by responding to the email solicitations sent to you by the Dissident Group

Should you have any questions, please contact the Company’s proxy solicitor Morrow Sodali LLC:

About Synalloy Corporation
Synalloy Corporation (Nasdaq: SYNL) is a growth oriented company that engages in a number of diverse business activities including the production of stainless steel pipe and tube, galvanized pipe and tube, fiberglass and steel storage tanks, specialty chemicals and the master distribution of seamless carbon pipe and tubing. For more information about Synalloy Corporation, please visit our website at www.synalloy.com.

Forward-Looking Statements
This press release may include “forward-looking statements” within the meaning of the federal securities laws. All statements that are not historical facts are “forward-looking statements.” The words “estimate,” “project,” “intend,” “expect,” “believe,” “should,” “anticipate,” “hope,” “optimistic,” “plan,” “outlook,” “should,” “could,” “may” and similar expressions identify forward-looking statements. The forward-looking statements are subject to certain risks and uncertainties, including without limitation those identified below, which could cause actual results to differ materially from historical results or those anticipated. Readers are cautioned not to place undue reliance on these forward-looking statements. The following factors could cause actual results to differ materially from historical results or those anticipated: adverse economic conditions; the impact of competitive products and pricing; product demand and acceptance risks; raw material and other increased costs; raw materials availability; employee relations;

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ability to maintain workforce by hiring trained employees; labor efficiencies; customer delays or difficulties in the production of products; new fracking regulations; a prolonged decrease in nickel and oil prices; unforeseen delays in completing the integrations of acquisitions; risks associated with mergers, acquisitions, dispositions and other expansion activities; financial stability of our customers; environmental issues; negative or unexpected results from tax law changes, unavailability of debt financing on acceptable terms and exposure to increased market interest rate risk; inability to comply with covenants and ratios required by our debt financing arrangements; ability to weather an economic downturn; loss of consumer or investor confidence, risks relating to the impact and spread of COVID-19 and other risks detailed from time-to-time in the Company’s Securities and Exchange Commission (“SEC”) filings. The Company assumes no obligation to update the information included in this release.

Important Other Information
The Company, its directors and certain of its executive officers are participants in the solicitation of proxies from the Company’s shareholders in connection with the Company’s 2020 Annual Meeting of Shareholders. The Company has filed a definitive proxy statement and BLUE proxy card with the SEC in connection with any such solicitation of proxies from the Company’s shareholders. SHAREHOLDERS OF THE COMPANY ARE STRONGLY ENCOURAGED TO READ SUCH PROXY STATEMENT, ACCOMPANYING BLUE PROXY CARD AND ALL OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY AS THEY CONTAIN IMPORTANT INFORMATION. Information regarding the identity of potential participants, and their direct or indirect interests, by securities holdings or otherwise, are set forth in the definitive proxy statement and other materials filed with the SEC in connection with the 2020 Annual Meeting of Shareholders. Shareholders can obtain the definitive proxy statement, any amendments or supplements to the proxy statement and other documents filed by the Company with the SEC at no charge at the SEC’s website at www.sec.gov. Copies are also available at no charge at the Company’s website at www.synalloy.com.

Media Contact
Phil Denning, ICR
(646) 277-1258
Phil.Denning@icrinc.com

Recommends Stockholders
Sign, Date and Promptly Return the enclosed BLUE Proxy Card

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